Exhibit 10.8

This AMENDMENT NO. 2 to AMENDED AND RESTATED ABL CREDIT AGREEMENT, dated as of June 16, 2022 (this “Amendment”), among AHP HEALTH PARTNERS, INC., a Delaware corporation (the “Company”), AHS EAST TEXAS HEALTH SYSTEM, LLC, a Texas limited liability company (“AHS East Texas”), the Subsidiaries of the Company and AHS East Texas party to the ABL Credit Agreement, as Borrowers (together with the Company and AHS East Tex- as, the “Borrowers”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with its successors, the “Administrative Agent”), amends that certain Amended and Restated ABL Credit Agreement dated as of July 8, 2021 (as amended by Amendment No. 1, dated as of August 24, 2021 and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), entered into among ARDENT HEALTH PARTNERS, LLC, a Delaware limited liability company (“Parent”), the Borrowers, the Guarantors, the Lenders, Bank of America, N.A., as Administrative Agent, Swing Line Lender and Collateral Agent, and the L/C Issuers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the ABL Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to Section 11.01 of the ABL Credit Agreement, the ABL Credit Agreement and any other Loan Document may be amended solely with the consent of the Administrative Agent and the Borrowers to correct or cure ambiguities, errors, omissions or defects;

WHEREAS, the Borrowers and the Administrative Agent have identified certain errors and desire to amend the ABL Credit Agreement on the terms set forth herein to correct such errors;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto here- by agree as follows:

SECTION 1. Amendments to the Credit Agreement. Effective as of the Amendment No. 2 Effective DATE (as defined below), the ABL Credit Agreement is hereby amended as follows:

(a) The definition of “Fixed Charge Coverage Ratio” in Section 1.01 of the ABL Credit Agreement is hereby amended by replacing “Borrowers and” with “Parent and its”.

(b) Section 8.02(gg) of the ABL Credit Agreement is hereby amended by adding “Parent,” immediately prior to “any Borrower”.

(c) Section 8.06(k) of the ABL Credit Agreement is hereby amended by adding “Parent,” immediately prior to “any Borrower”.

SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the first date (such date being referred to as the “Amendment No. 2 Effective Date”, which date is June 16, 2022), when the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrowers and the Administrative Agent.

SECTION 3. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the ABL Credit Agreement or any other provision of the ABL Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment No. 2 Effective Date, each reference in the ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the ABL Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the ABL Credit Agreement as amended hereby, and this Amendment and the ABL Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document.

SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Administrative Agent. This Amendment, any Loan Document and any Communication, including Communications required to be in writing, may be in the form of an Electronic Record (as defined below) and may be executed using Electronic Signatures (as defined below). Each of the Borrowers and the Ad- ministrative Agent agree that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Secured Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, the L/C Issuers nor the Swing Line Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent, the L/C Issuer and/or the Swing Line Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Secured Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Secured Party without further verification and (ii) upon the request of the Administrative

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Agent or any Secured Party, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

SECTION 5. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

SECTION 6. Headings Descriptive. The headings of the several Sections and sub- sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the patties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AHP HEALTH PARTNERS, INC., as Legacy Borrower

By:	/s/ Stephen C. Petrovich
Name: Stephen C. Petrovich
Title: Executive Vice President

AHS EAST TEXAS HEALTH SYSTEM, LLC, as ETMC Borrower

By:	/s/ Stephen C. Petrovich
Name: Stephen C. Petrovich
Title: Executive Vice President

[Ardent – Amendment No. 2]

AHS HILLCREST HEALTHCARE SYSTEM, LLC
AHS MANAGEMENT COMPANY, INC.
BSA HEALTH SYSTEM OF AMARILLO, LLC
LHS SERVICES, INC.
AHS OKLAHOMA HEART, LLC
AHS CUSHING HOSPITAL, LLC
AHS HENRYETTA HOSPITAL, LLC
BSA HEALTH SYSTEM MANAGEMENT, LLC
BSA PHYSICIANS GROUP, INC.
BSA HARRINGTON PHYSICIANS, INC.
BSA AMARILLO DIAGNOSTIC CLINIC, INC.
SOUTHWEST MEDICAL ASSOCIATES, LLC
LOVELACE HEALTH SYSTEM, LLC
AHS CLAREMORE REGIONAL HOSPITAL, LLC
AHS OKLAHOMA PHYSICIAN GROUP, LLC
AHS HILLCREST MEDICAL CENTER, LLC
BAILEY MEDICAL CENTER, LLC
AHS SOUTHCREST HOSPITAL, LLC
BSA HOSPITAL, LLC
AHS MANAGEMENT SERVICES OF
OKLAHOMA, LLC
AHS PRYOR HOSPITAL, LLC
NEW MEXICO HEART INSTITUTE, LLC, as Additional Legacy Borrowers

By:	/s/ Stephen C. Petrovich
Name: Stephen C. Petrovich
Title: Executive Vice President

ATHENS HOSPITAL, LLC
CARTHAGE HOSPITAL, LLC
HENDERSON HOSPITAL, LLC
JACKSONVILLE HOSPITAL, LLC
PITTSBURG HOSPITAL, LLC
QUITMAN HOSPITAL, LLC
TYLER REGIONAL HOSPITAL, LLC
REHABILITATION HOSPITAL, LLC
SPECIALTY HOSPITAL, LLC
EAST TEXAS HOLDINGS, LLC
ETMC PHYSICIAN GROUP, INC.
EAST TEXAS AIR ONE, LLC, as Additional ETMC Borrowers

By:	/s/ Stephen C. Petrovich
Name: Stephen C. Petrovich
Title: Executive Vice President

[Ardent – Amendment No. 2]

Acknowledged and Agreed by

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Steven L. Hipsman
Name: Steven L. Hipsman
Title: Senior Vice President

[Ardent – Amendment No. 2]